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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934

                                OCTOBER 31, 2002
                Date of Report (Date of earliest event reported)

                      WHITE MOUNTAINS INSURANCE GROUP, LTD.
             (Exact name of registrant as specified in its charter)

           BERMUDA                     1-8993                94-2708455
(State of other jurisdiction of     (Commission          (I.R.S. Employer
incorporation or organization)      file number)         Identification No.)

              28 GATES STREET, WHITE RIVER JUNCTION, VERMONT 05001
                    (Address of principal executive offices)

                                  (802)295-4500
               (Registrants telephone number, including area code)

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ITEM 5. OTHER EVENTS.

On October 31, 2002, Fund American Companies, Inc. ("Fund American"), a wholly-owned subsidiary of White Mountains Insurance Group, Ltd. (the "Registrant"), completed an amendment (the "Amendment") to its existing credit facility (the "Bank Facility"). The Amendment included the issuance of a new $143.8 million Tranche C term loan that was used to refinance a portion of the existing $228.8 million Tranche A term loan. The new Tranche C term loan is an amortizing loan with a final maturity in March 2007. The Amendment reduces the amount of quarterly amortization payments Fund American must make over the next four years. The refinancing increases the applicable eurodollar rate margin on the new Tranche C term loan by 87.5 basis points over the existing Tranche A term loan eurodollar rate margin, and increases the applicable eurodollar rate margin on the existing and unchanged Tranche B term loan by 12.5 basis points. The remaining $85.0 million outstanding under the Tranche A term loan will continue to bear interest at its current rate. In connection with the Amendment, certain financial and other covenants that currently govern the Bank Facility were relaxed or eliminated, thereby increasing the Company's operational and financial flexibility.

The Amended and Restated Credit Agreement and the Amended and Restated Guarantee and Collateral Agreement are attached hereto as Exhibits 99(a) and 99(b), respectively, and are incorporated by reference herein in their entirety.

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS.

      (c)   Exhibits. The following exhibits are filed herewith:

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
      Exhibit No.            Description
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
    99(a) Amended and Restated Credit Agreement dated as of October 30, 2002, among Fund American Enterprises Holdings, Inc., Fund American Companies, Inc., as Borrower, Lehman Brothers, Inc., as Arranger, Fleet National Bank, as Syndication Agent, Bank of America, N.A. and Bank One, N.A., as Co-Documentation Agents, Lehman Commercial Paper Inc. (as Administration Agent) and the several lenders from time to time thereto.

    99(b) Amended and Restated Guarantee and Collateral Agreement, made by Fund American Enterprises Holdings, Inc., Fund American Companies, Inc. and certain of its subsidiaries in favor of Lehman Commercial Paper Inc. as Administrative Agent.
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                    WHITE MOUNTAINS INSURANCE GROUP, LTD.


Dated: November 13, 2002            By: /s/ J. Brian Palmer
                                    ----------------------------------
                                               J. Brian Palmer
                                               Chief Accounting Officer